Putnam Minnesota Tax Exempt Income Fund
The fund's portfolio
2/29/20 (Unaudited)
Key to holding's abbreviations
AGM — Assured Guaranty Municipal Corporation
COP — Certificates of Participation
FNMA Coll. — Federal National Mortgage Association Collateralized
G.O. Bonds — General Obligation Bonds
NATL — National Public Finance Guarantee Corporation
U.S. Govt. Coll. — U.S. Government Collateralized
VRDN — Variable Rate Demand Notes, which are floating-rate securities with long-term maturities that carry coupons that reset and are payable upon demand either daily, weekly or monthly. The rate shown is the current interest rate at the close of the reporting period. Rates are set by remarketing agents and may take into consideration market supply and demand, credit quality and the current SIFMA Municipal Swap Index rate, which was 1.15% as of the close of the reporting period.

MUNICIPAL BONDS AND NOTES (101.8%)(a)
	Rating(RAT)	Principal amount	Value
Guam (0.5%)
Territory of GU, Govt. G.O. Bonds, 5.00%, 11/15/31	Ba1	$585,000	$706,048

			706,048
Illinois (0.1%)
Chicago, Motor Fuel Tax Rev. Bonds, AGM, 5.00%, 1/1/30	AA	100,000	111,903

			111,903
Minnesota (99.5%)
Aurora, Indep. School Dist. No. 2711 G.O. Bonds, Ser. B, zero %, 2/1/29	Aa2	940,000	741,519
Baytown Twp., Lease Rev. Bonds, Ser. A
4.00%, 8/1/41	BB+	300,000	314,691
4.00%, 8/1/36	BB+	300,000	318,093
Bethel, Charter School Lease Rev. Bonds, (Spectrum High School), Ser. A, 4.25%, 7/1/47	BBB-	895,000	967,540
Burnsville, G.O. Bonds, (Indpt. School Dist. No. 191), Ser. A, 4.00%, 2/1/33	Aa2	500,000	558,190
Center City, Hlth. Care Fac. Rev. Bonds, (Hazelden Betty Ford Foundation), 5.00%, 11/1/44	Baa1	500,000	563,085
Central MN Muni. Pwr. Agcy. Rev. Bonds, (Twin Cities Transmission Project), 5.00%, 1/1/32	A2	1,000,000	1,073,990
Chaska, G.O. Bonds, (Indpt. School Dist. No. 112), Ser. A, 5.00%, 2/1/31	Aa2	500,000	609,600
Circle Pines, G.O. Bonds, (Indpt. School Dist. No. 12), Ser. A, zero %, 2/1/25	AAA	750,000	707,813
Cloquet, G.O. Bonds, (Indpt. School Dist. No. 94), Ser. B, 5.00%, 2/1/27	Aa2	1,100,000	1,321,914
Cologne, Charter School Lease Rev. Bonds, Ser. A, 5.00%, 7/1/34	BB+	345,000	376,160
Deephaven, Charter School Lease Rev. Bonds, (Eagle Ridge Academy), Ser. A
5.25%, 7/1/40	BB+	500,000	552,915
U.S. Govt. Coll., 5.125%, 7/1/33 (Prerefunded 7/1/23)	AAA/P	500,000	570,160
Duluth, COP, (Indpt. School Dist. No. 709)
Ser. B, 5.00%, 2/1/28	Aa2	1,390,000	1,765,828
Ser. B, 5.00%, 2/1/27	Aa2	370,000	460,069
Ser. B, 5.00%, 2/1/26	Aa2	395,000	480,107
Ser. B, 5.00%, 2/1/25	Aa2	375,000	443,498
Ser. B, 5.00%, 2/1/24	Aa2	400,000	458,692
Ser. B, 5.00%, 2/1/23	Aa2	380,000	421,762
Ser. B, 5.00%, 2/1/22	Aa2	320,000	343,344
Ser. A, 4.00%, 3/1/32	Ba2	1,355,000	1,480,134
Duluth, Econ. Dev. Auth. Hlth. Care Fac. Rev. Bonds, (Essentia Hlth. Oblig. Group), Ser. A, 5.25%, 2/15/58	A-	1,000,000	1,251,590
Forest Lake, G.O. Bonds, Ser. A, 5.00%, 2/1/21	AA+	1,030,000	1,069,758
Forest Lake, Charter School Lease Rev. Bonds, (LILA Bldg. Co.), Ser. A
5.50%, 8/1/36	BB+	250,000	270,730
4.50%, 8/1/26	BB+	420,000	449,698
Ham Lake, Charter School Lease Rev. Bonds
(DaVinci Academy of Arts & Science), Ser. A, 5.00%, 7/1/47	BB-/P	500,000	535,950
(Parnassus Preparatory School), Ser. A, 5.00%, 11/1/36	BB	250,000	278,380
Hastings, G.O. Bonds, (Indpt. School Bldg. & Dist. No. 200), Ser. A, zero %, 2/1/30	Aa2	1,000,000	824,210
Hennepin Cnty., G.O. Bonds
Ser. A, 5.00%, 12/1/38	AAA	530,000	659,479
Ser. C, 5.00%, 12/1/34	AAA	1,500,000	1,881,570
Ser. C, 5.00%, 12/1/20	AAA	2,715,000	2,800,685
Hennepin Cnty., VRDN, Ser. B, 1.14%, 12/1/38	A-1+	1,920,000	1,920,000
Hennepin Cnty., Regl. Railroad Auth. G.O. Bonds, Ser. A
5.00%, 12/1/38	AAA	2,000,000	2,606,700
5.00%, 12/1/37	AAA	1,000,000	1,306,620
Intermediate School Dist. No. 287 COP, Ser. A, 4.00%, 5/1/27	A1	250,000	283,878
Jordan, G.O. Bonds, (Indpt. School Bldg. & Dist. No. 717), Ser. A
5.00%, 2/1/28	Aa2	960,000	1,074,010
5.00%, 2/1/28 (Prerefunded 2/1/23)	AAA/P	40,000	44,652
Lac Qui Parle Valley, G.O. Bonds, (Indpt. School Dist. No. 2853), Ser. A, 4.00%, 2/1/21	AAA	1,120,000	1,152,469
Lakeville, G.O. Bonds, (Indpt. School Dist. No. 194), Ser. B, 4.00%, 2/1/27	Aa2	510,000	594,262
Maple Grove, Hlth. Care Fac. Rev. Bonds, (Maple Grove Hosp. Corp.)
5.00%, 5/1/32	Baa1	500,000	613,185
5.00%, 5/1/31	Baa1	500,000	614,905
5.00%, 5/1/30	Baa1	850,000	1,049,988
Minneapolis & St. Paul, Hsg. & Redev. Auth. Hlth. Care Rev. Bonds, (Children's Hlth. Care Fac.), Ser. A, 5.25%, 8/15/35 (Prerefunded 8/15/20)	AA-	500,000	509,925
Minneapolis & St. Paul, Hsg. & Redev. Auth. Hlth. Care VRDN, (Allina Hlth. Syst.)
Ser. B-2, 1.22%, 11/15/35	VMIG 1	1,000,000	1,000,000
Ser. B-1, 1.20%, 11/15/35	VMIG 1	1,300,000	1,300,000
Minneapolis & St. Paul, Metro. Arpt. Comm. Rev. Bonds
Ser. C, 5.00%, 1/1/37	AA-	825,000	1,025,013
Ser. C, 5.00%, 1/1/36	AA-	825,000	1,026,812
Ser. B, 5.00%, 1/1/29	A+	910,000	977,668
Ser. B, 5.00%, 1/1/23	A+	730,000	810,337
Ser. B, 5.00%, 1/1/21	A+	2,075,000	2,144,637
Minneapolis, G.O. Bonds, 3.00%, 12/1/28	AAA	1,650,000	1,865,210
Minneapolis, Rev. Bonds, (YMCA of the Greater Twin Cities)
4.00%, 6/1/31	A3	100,000	112,411
4.00%, 6/1/27	A3	100,000	114,061
Minneapolis, Hlth. Care Syst. Rev. Bonds, (Fairview Hlth. Svcs. Oblig. Group), Ser. A
5.00%, 11/15/44	A+	250,000	294,458
5.00%, 11/15/34	A+	2,230,000	2,854,289
4.00%, 11/15/38	A+	500,000	583,615
Minneapolis, Special School Dist. No. 1 G.O. Bonds, Ser. A, 4.00%, 2/1/35	AAA	1,590,000	1,911,148
Minneapolis, Student Hsg. 144A Rev. Bonds, (Riverton Cmnty. Hsg.), 5.00%, 8/1/53	BB/P	500,000	550,225
Minnetonka, Hsg. Fac. VRDN, (Beacon Hill, Inc.), FNMA Coll., 1.14%, 5/15/34	VMIG 1	375,000	375,000
MN State COP, (Legislative Office Fac.), 5.00%, 6/1/37	AA+	3,000,000	3,482,160
MN State G.O. Bonds
(Trunk Hwy.), Ser. B, 5.00%, 10/1/30	AAA	1,000,000	1,064,260
Ser. A, U.S. Govt. Coll., 5.00%, 10/1/24 (Prerefunded 10/1/21)	AAA/P	10,000	10,654
(Trunk Hwy.), Ser. B, 4.00%, 8/1/26	AAA	500,000	506,490
MN State Rev. Bonds, (Gen. Fund Appropriations)
Ser. A, 5.00%, 6/1/38	AA+	1,000,000	1,123,240
Ser. B, 5.00%, 3/1/29	AA+	500,000	540,550
MN State College & U. Rev. Bonds, Ser. A
5.00%, 10/1/31	Aa3	1,000,000	1,062,960
4.00%, 10/1/25	Aa3	1,000,000	1,079,120
MN State Higher Ed. Fac. Auth. Rev. Bonds
(Bethel U.), 5.00%, 5/1/47	BBB-	1,000,000	1,166,400
(U. of St. Thomas), 5.00%, 10/1/40	A2	1,000,000	1,292,340
(College of St. Benedict), Ser. 8-K, 5.00%, 3/1/37	Baa1	1,000,000	1,170,200
(U. of St. Thomas), Ser. L-8, 5.00%, 4/1/35	A2	750,000	902,535
(St. Catherine U.), Ser. 7-Q, 5.00%, 10/1/32 (Prerefunded 10/1/22)	Baa1	700,000	772,394
(College of St. Benedict), Ser. 7-M, U.S. Govt. Coll., 5.00%, 3/1/31 (Prerefunded 3/1/20)	AAA/P	300,000	300,000
(St. John's U.), Ser. 8-H, 5.00%, 10/1/22	A2	500,000	551,180
(Macalester College), 4.00%, 3/1/48	Aa3	1,000,000	1,127,650
(College of St. Scholastica, Inc.), 4.00%, 12/1/40	Baa2	750,000	863,708
(St. Catherine U.), Ser. A, 4.00%, 10/1/37	Baa1	580,000	662,963
(Carleton College), 4.00%, 3/1/37	Aa2	500,000	581,795
(St. Catherine U.), Ser. A, 4.00%, 10/1/36	Baa1	920,000	1,053,989
(U. of St. Thomas), Ser. A, 4.00%, 10/1/35	A2	400,000	463,516
(U. of St. Thomas), Ser. A, 4.00%, 10/1/34	A2	400,000	463,760
(St. Olaf College), Ser. 8-N, 4.00%, 10/1/26	A1	85,000	101,137
(Macalester College), Ser. 7-S, 3.00%, 5/1/22	Aa3	415,000	424,657
MN State Muni. Pwr. Agcy. Elec. Rev. Bonds
Ser. A, 5.00%, 10/1/35	A1	500,000	586,260
Ser. A, 5.00%, 10/1/34	A1	850,000	996,557
5.00%, 10/1/33	A1	250,000	293,048
5.00%, 10/1/29	A1	350,000	434,791
MN State Office of Higher Ed. Rev. Bonds, (Supplemental Student Loan Program), 4.00%, 11/1/37	AA	1,000,000	1,126,930
MN State Res. Hsg. Fin. Agcy. Rev. Bonds, Ser. E, 3.50%, 1/1/46	Aa1	470,000	494,750
Moorhead, Edl. Fac. Rev. Bonds, (Concordia College Corp.), 5.00%, 12/1/40	Baa1	500,000	576,090
New London-Spicer, G.O. Bonds, (Indpt. School Dist. No. 345), Ser. A, 4.00%, 2/1/31	AAA	500,000	570,660
Northern MN Muni. Pwr. Agcy. Elec. Syst. Rev. Bonds
5.00%, 1/1/41	A3	400,000	481,876
5.00%, 1/1/36	A3	180,000	218,644
5.00%, 1/1/35	A3	170,000	206,861
5.00%, 1/1/34	A3	210,000	255,751
5.00%, 1/1/33	A3	235,000	286,681
5.00%, 1/1/32	A3	215,000	263,543
5.00%, 1/1/31	A3	200,000	246,164
5.00%, 1/1/28	A3	250,000	303,383
Ser. A-2, U.S. Govt. Coll., 5.00%, 1/1/24 (Prerefunded 1/1/21)	A3	500,000	517,415
5.00%, 1/1/21	A3	2,600,000	2,688,998
Otsego, Charter School Lease Rev. Bonds, (Kaleidoscope Charter School), Ser. A, 5.00%, 9/1/44	BB-	200,000	211,184
Richfield, G.O. Bonds, (Indpt. School Dist. No. 280), Ser. A, 4.00%, 2/1/36	AAA	1,500,000	1,722,660
Rochester, Elec. Util. Rev. Bonds
Ser. B, 5.00%, 12/1/43	Aa3	1,000,000	1,137,850
Ser. A, 5.00%, 12/1/36	Aa3	500,000	615,890
Ser. A, 5.00%, 12/1/35	Aa3	730,000	900,776
Rochester, G.O. Bonds, (Indpt. School Dist. No. 535), Ser. A, 4.00%, 2/1/23	AAA	3,000,000	3,272,940
Rochester, Hlth. Care Fac. Rev. Bonds
(Olmsted Med. Ctr.), 5.875%, 7/1/30	A/F	1,000,000	1,015,060
(Mayo Clinic), Ser. D, 5.00%, 11/15/38	Aa2	500,000	503,510
(Mayo Clinic), Ser. E, 5.00%, 11/15/38	Aa2	750,000	755,265
(Mayo Clinic), Ser. B, 5.00%, 11/15/36	Aa2	500,000	751,390
(Olmsted Med. Ctr.), 5.00%, 7/1/33	A/F	650,000	715,969
(Mayo Clinic), 4.00%, 11/15/48	Aa2	1,500,000	1,741,305
(Mayo Clinic), 4.00%, 11/15/41	Aa2	250,000	264,870
Rochester, Hlth. Care Fac. VRDN, (Mayo Clinic), Ser. B, 1.14%, 11/15/38	VMIG 1	1,800,000	1,800,000
Sartell, G.O. Bonds, (Indpt. School Bldg. & Dist. No. 748), Ser. B, zero %, 2/1/34	Aa2	700,000	479,031
Shakopee, Hlth. Care Fac. Rev. Bonds, (St. Francis Regl. Med. Ctr.)
5.00%, 9/1/34	A-	670,000	761,140
5.00%, 9/1/29	A-	250,000	288,623
Southern MN Muni. Pwr. Agcy. Supply Syst. Rev. Bonds, Ser. A
5.00%, 1/1/42	A1	1,500,000	1,867,035
5.00%, 1/1/36	A1	500,000	599,440
NATL, zero %, 1/1/24	A1	2,000,000	1,920,520
St. Cloud, Hlth. Care Rev. Bonds, (CentraCare Hlth. Syst.)
Ser. A, 5.125%, 5/1/30	A2	30,000	30,196
Ser. A, U.S. Govt. Coll., 5.125%, 5/1/30 (Prerefunded 5/1/20)	Aaa	470,000	473,285
Ser. A, 5.00%, 5/1/46	A2	1,500,000	1,784,820
4.00%, 5/1/49	A2	1,000,000	1,151,890
St. Paul Park, Senior Hsg. & Hlth. Care Rev. Bonds, (Presbyterian Homes Bloomington), 5.00%, 9/1/42	BB/P	500,000	555,975
St. Paul, Hsg. & Redev. Auth. Rev. Bonds, (SPCPA Bldg. Co.), Ser. A, 4.625%, 3/1/43	BB+	350,000	359,198
St. Paul, Hsg. & Redev. Auth. Charter School Lease Rev. Bonds
(Nova Classical Academy), Ser. A, 6.625%, 9/1/42 (Prerefunded 9/1/21)	BBB-	250,000	271,433
Ser. A, 5.00%, 12/1/37	BBB-	500,000	560,525
(Twin Cities Academy), Ser. A, 5.00%, 7/1/35	BB	250,000	274,440
(German Immersion School), Ser. A, 5.00%, 7/1/33	BB+	500,000	537,670
(Nova Classical Academy), Ser. A, 4.00%, 9/1/36	BBB-	250,000	268,980
St. Paul, Hsg. & Redev. Auth. Energy Rev. Bonds, Ser. A, 4.00%, 10/1/33	A-	650,000	743,945
St. Paul, Hsg. & Redev. Auth. Hlth. Care Rev. Bonds, (Fairview Hlth. Svcs. Oblig. Group), Ser. A
4.00%, 11/15/37	A+	1,000,000	1,155,180
4.00%, 11/15/36	A+	1,000,000	1,158,550
St. Paul, Hsg. & Redev. Auth. Hlth. Care Fac. Rev. Bonds, (HealthPartners Oblig. Group), Ser. A
5.00%, 7/1/33	A+	1,000,000	1,165,570
5.00%, 7/1/32	A+	500,000	585,025
St. Paul, Hsg. & Redev. Auth. Hosp. Fac. Rev. Bonds, (Healtheast Care Syst.), Ser. A, U.S. Govt. Coll., 5.00%, 11/15/40 (Prerefunded 11/15/25)	AAA/P	650,000	799,773
St. Paul, Metro. Council Area G.O. Bonds, (Transit Cap.), Ser. C, 4.00%, 3/1/25	Aaa	1,120,000	1,190,941
St. Paul, Port Auth. Lease Rev. Bonds, (Regions Hosp. Pkg. Ramp), Ser. 1, 5.00%, 8/1/36	A-/P	750,000	751,695
U. of MN Rev. Bonds, Ser. A
5.50%, 7/1/21 (Escrowed to maturity)	AA	705,000	731,691
5.00%, 9/1/41	Aa1	2,000,000	2,505,280
5.00%, 4/1/41	Aa1	1,000,000	1,211,080
5.00%, 9/1/39	Aa1	1,500,000	1,886,760
5.00%, 4/1/35	Aa1	1,000,000	1,224,220
Western MN Muni. Pwr. Agcy. Rev. Bonds, Ser. A
5.00%, 1/1/49	Aa3	1,500,000	1,893,975
5.00%, 1/1/32	Aa3	500,000	609,540
5.00%, 1/1/31 (Prerefunded 1/1/24)	Aa3	1,000,000	1,160,470
5.00%, 1/1/30	Aa3	1,000,000	1,108,280
White Bear Lake, G.O. Bonds, (Indpt. School Dist. No. 624), Ser. A, 4.00%, 2/1/21(FWC)	AAA	3,825,000	3,937,302
Willmar, G.O. Bonds, (Rice Memorial Hosp.), Ser. A, 5.00%, 2/1/21	Aa3	1,000,000	1,037,580
Winona, Hlth. Care Fac. Rev. Bonds, (Winona Hlth. Oblig. Group), 5.00%, 7/1/34	BBB	400,000	414,248
Woodbury, G.O. Bonds, Ser. A, 3.00%, 2/1/22	AAA	780,000	813,384
Woodbury, Charter School Lease Rev. Bonds, (MSA Bldg. Co.), Ser. A
5.00%, 12/1/32	BBB-	220,000	229,106
5.00%, 12/1/27	BBB-	210,000	219,358

			138,708,515
New Jersey (0.2%)
NJ State Econ. Dev. Auth. Rev. Bonds, (NYNJ Link Borrower, LLC), 5.375%, 1/1/43	BBB	260,000	296,088

			296,088
New York (0.1%)
Nassau Cnty., Local Econ. Assistance Corp. Rev. Bonds, (Catholic Hlth. Svcs. of Long Island Oblig. Group), 5.00%, 7/1/33	A-	100,000	114,916

			114,916
Ohio (0.3%)
Franklin Cnty., Hlth. Care Fac. Rev. Bonds, (Friendship Village of Dublin), 5.00%, 11/15/23	BBB+/F	150,000	169,277
Warren Cnty., Hlth. Care Fac. Rev. Bonds, (Otterbein Homes Oblig. Group), Ser. A, 5.00%, 7/1/40	A	250,000	296,745

			466,022
South Carolina (0.9%)
SC Trans. Infrastructure Bank Mandatory Put Bonds (10/1/22), Ser. 03B, 1.559%, 10/1/31	Aa3	1,245,000	1,250,503

			1,250,503
Wisconsin (0.2%)
WI State Pub. Fin. Auth Sr. Living Rev. Bonds, (Rose Villa, Inc.), Ser. A, 5.75%, 11/15/44	BB-/P	250,000	276,215

			276,215

Total municipal bonds and notes (cost $132,919,959)			$141,930,210

SHORT-TERM INVESTMENTS (0.1%)(a)
		Principal amount/ shares	Value
Putnam Short Term Investment Fund 1.74%(AFF)	Shares	94,116	$94,116
U.S. Treasury Bills 1.548%, 7/16/20		$34,000	33,851

Total short-term investments (cost $127,921)			$127,967
TOTAL INVESTMENTS

Total investments (cost $133,047,880)			$142,058,177

	OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 2/29/20 (Unaudited)
	Swap counterparty/ notional amount	Value		Upfront premium received (paid)	Termi- nation date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
	Citibank, N.A.
	$2,835,000	$136,670	(E)	$—	10/18/31	1.404% — Quarterly	SIFMA Municipal Swap index — Quarterly	$(136,670)
	5,250,000	119,333	(E)	—	10/18/26	SIFMA Municipal Swap index — Quarterly	1.182% — Quarterly	119,333
	5,190,000	112,047	(E)	—	10/20/26	SIFMA Municipal Swap index — Quarterly	1.159% — Quarterly	112,047
	1,530,000	137,709	(E)	—	10/21/41	1.559% — Quarterly	SIFMA Municipal Swap index — Quarterly	(137,709)

	Upfront premium received			—		Unrealized appreciation		231,380

	Upfront premium (paid)			—		Unrealized (depreciation)		(274,379)

	Total			$—			Total	$(42,999)
(E)	Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 2/29/20 (Unaudited)
Swap counterparty/ notional amount	Value	Upfront premium received (paid)	Termi- nation date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Bank of America N.A.
$1,060,000	$11,948	$—	4/16/20	—	1.02% minus Municipal Market Data Index AAA municipal yields 5 Year rate — At maturity	$11,948
Citibank, N.A.
1,375,000	10,255	—	4/28/20	—	0.95% minus Municipal Market Data Index AAA municipal yields 5 Year rate — At maturity	10,255
2,700,000	22,829	—	4/28/20	—	0.97% minus Municipal Market Data Index AAA municipal yields 5 Year rate — At maturity	22,829
425,000	21,037	—	6/4/20	—	1.86% minus Municipal Market Data Index AAA municipal yields 30 Year rate — At maturity	21,037
212,000	10,853	—	5/21/20	—	1.86% minus Municipal Market Data Index AAA municipal yields 30 Year rate — At maturity	10,853
Morgan Stanley & Co. International PLC
1,060,000	11,806	—	4/21/20	—	1.02% minus Municipal Market Data Index AAA municipal yields 5 Year rate — At maturity	11,806
270,000	13,284	—	5/21/20	—	1.85% minus Municipal Market Data Index AAA municipal yields 30 Year rate — At maturity	13,284
270,000	13,822	—	5/21/20	—	1.86% minus Municipal Market Data Index AAA municipal yields 30 Year rate — At maturity	13,822

Upfront premium received		—	Unrealized appreciation			115,834

Upfront premium (paid)		—	Unrealized (depreciation)			—

Total		$—			Total	$115,834

	Notes to the fund's portfolio
	Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from June 1, 2019 through February 29, 2020 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $139,472,570.
(RAT)	The Moody's, Standard & Poor's or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Fitch are indicated by "/F." Securities rated by Putnam are indicated by "/P." The Putnam rating categories are comparable to the Standard & Poor's classifications. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. For further details regarding security ratings, please see the Statement of Additional Information.
(AFF)	Affiliated company. For investments in Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 5/31/19	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 2/29/20
	Short-term investments
	Putnam Short Term Investment Fund**	$—	$10,712,394	$10,618,278	$6,632	$94,116

	Total Short-term investments	$—	$10,712,394	$10,618,278	$6,632	$94,116
	** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(FWC)	Forward commitment, in part or in entirety.
	At the close of the reporting period, the fund maintained liquid assets totaling $3,932,368 to cover the settlement of certain securities.
	Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
	144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
	On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates. Rates are set by remarketing agents and may take into consideration market supply and demand, credit quality and the current SIFMA Municipal Swap Index, 1 Month US LIBOR or 3 Month US LIBOR rates, which were 1.15%, 1.52% and 1.46%, respectively, as of the close of the reporting period.
	The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.
	The dates shown on debt obligations are the original maturity dates.
	The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):
	Local debt	29.9%
	Education	19.4
	Health care	18.1
	Utilities	14.1
	Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
	Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.
	Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
	Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
	To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
	To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
	Interest rate swap contracts: The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk and for yield curve positioning.
	An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund's books. An upfront payment made by the fund is recorded as an asset on the fund's books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.
	The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default.
	For the fund's average notional amount on interest rate swap contracts, see the appropriate table at the end of these footnotes.
	Total return swap contracts: The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, for hedging sector exposure and for gaining exposure to specific sectors.
	To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default.
	For the fund's average notional amount on total return swap contracts, see the appropriate table at the end of these footnotes.
	Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.
	Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
	Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
	At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Municipal bonds and notes	$—	$141,930,210	$—
Short-term investments	94,116	33,851	—

Totals by level	$94,116	$141,964,061	$—
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Interest rate swap contracts	$—	$(42,999)	$—
Total return swap contracts	—	115,834	—

Totals by level	$—	$72,835	$—
The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
OTC interest rate swap contracts (notional)	$8,900,000
OTC total return swap contracts (notional)	$2,600,000

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com